S000084190 [Member] Investment Strategy - Nuveen Ultra Short Income ETF	Jul. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pursue its investment objective by investing, under normal market conditions, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in income producing fixed income securities. The Fund will invest primarily in investment grade fixed income securities, which are instruments rated in the top four credit categories by a nationally recognized statistical rating organization (“NRSRO”) or deemed to be of the same quality by the Fund’s sub-adviser using its own credit analysis. As part of its principal investment strategy, the Fund may invest in U.S. Treasury securities and agencies, corporate securities, asset-backed securities, mortgage-backed and mortgage-related securities, and high quality money market instruments such as commercial paper and certificates of deposit. The Fund may also invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by foreign governments, repurchase agreements, when-issued securities, delayed delivery securities, forward commitments, zero coupon securities and privately placed securities. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation, or a foreign government or its agencies and instrumentalities.
The Fund seeks to maintain a duration of one year or less, although under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be as long as two years. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of one year means that a security’s or portfolio’s price would be expected to decrease by approximately 1% with a 1% increase in interest rates (assuming a parallel shift in yield curve). The longer a portfolio’s duration, the more sensitive it is to changes in interest rates. The Fund uses option-adjusted duration to estimate how much the value of a bond portfolio would be affected by a change in prevailing interest rates. Option-adjusted duration takes into account options embedded in the individual securities that might result in early repayment of principal, thereby shortening their duration.
The Fund also may invest in securities rated below investment grade (commonly referred to as “high yield” or “junk” bonds) or the unrated equivalent. These securities generally are rated in the fifth or lower rating categories by a NRSRO (rated BB/Ba or lower). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund may invest a significant portion of its assets in mortgage-related and mortgage-backed, as well as restricted securities, at the sub-adviser’s discretion.
In addition, the Fund may invest up to 20% of its net assets in derivative instruments and cash. The Fund may use Treasury futures contracts, in connection with its principal investment strategies, in certain market conditions, to hedge against interest rate risk.
The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share.

Strategy Portfolio Concentration [Text]	under normal market conditions, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in income producing fixed income securities.